Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐           Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Virgin Media Inc.*

(Exact name of obligor as specified in its charter)

And the additional obligors listed below

Delaware	909 Third Avenue, Suite 2863 New York, New York 10022	59-3778247
(State or other jurisdiction of incorporation or organization)	(Address, including zip code, of obligor’s principal executive offices)	(I.R.S. Employer Identification No.)

See Table of Additional Obligors Below

Debt Securities

(Title of the indenture securities)

TABLE OF ADDITIONAL OBLIGORS

Name of Additional Obligors	Jurisdiction of Incorporation or Organization	I.R.S. Employee Identification Number
Avon Cable Limited Partnership	Colorado	Not applicable
Cotswolds Cable Limited Partnership	Colorado	Not applicable
Edinburgh Cable Limited Partnership	Colorado	Not applicable
Estuaries Cable Limited Partnership	Colorado	Not applicable
London South Cable Partnership	Colorado	Not applicable
TCI/US West Cable Communications Group	Colorado	Not applicable
Tyneside Cable Limited Partnership	Colorado	Not applicable
United Cable (London South) Limited Partnership	Colorado	Not applicable
Chartwell Investors L.P.	Delaware	51-0352359
NNS UK Holdings 1 LLC	Delaware	13-3819696
NNS UK Holdings 2, Inc.	Delaware	13-3819694
North CableComms Holdings, Inc.	Delaware	13-3734757
North CableComms L.L.C.	Delaware	13-3827338
North CableComms Management, Inc.	Delaware	13-3734751
NTL (Triangle) LLC	Delaware	13-4086747
NTL Bromley Company	Delaware	98-0123978
NTL CableComms Group, Inc.	Delaware	98-0151139
NTL Chartwell Holdings 2, Inc.	Delaware	13-3827334
NTL Chartwell Holdings, Inc.	Delaware	13-3756572
NTL North CableComms Holdings, Inc.	Delaware	13-3756575
NTL North CableComms Management, Inc.	Delaware	13-3756576
NTL Programming Subsidiary Company	Delaware	13-3718517
NTL Solent Company	Delaware	98-0123982
NTL South CableComms Holdings, Inc.	Delaware	13-3756573
NTL South CableComms Management, Inc.	Delaware	13-3756574
NTL Surrey Company	Delaware	98-0123983
NTL Sussex Company	Delaware	98-0123984
NTL UK CableComms Holdings, Inc.	Delaware	98-0157233
NTL Wessex Company	Delaware	98-0123986
NTL Winston Holdings, Inc.	Delaware	13-3734766
NTL Wirral Company	Delaware	98-0123988
South CableComms Holdings, Inc.	Delaware	13-3827336
South CableComms L.L.C.	Delaware	13-3827337
South CableComms Management, Inc.	Delaware	13-3827330
Winston Investors L.L.C.	Delaware	51-0363339
Andover Cablevision Limited	England and Wales	98-0193306
Anglia Cable Communications Limited	England and Wales	Not applicable
Avon Cable Joint Venture	England and Wales	Not applicable
Barnsley Cable Communications Limited	England and Wales	Not applicable
BCMV Limited	England and Wales	Not applicable
Berkhamsted Properties & Building Contractors Limited	England and Wales	98-0197759
Birmingham Cable Corporation Limited	England and Wales	Not applicable
Birmingham Cable Limited	England and Wales	Not applicable
Cable Camden Limited	England and Wales	Not applicable
Cable Enfield Limited	England and Wales	Not applicable
Cable Hackney & Islington Limited	England and Wales	Not applicable
Cable Haringey Limited	England and Wales	Not applicable
Cable London Limited	England and Wales	Not applicable
Cable Television Limited	England and Wales	98-0197761
Cable Thames Valley Limited	England and Wales	98-0197760
Cabletel (UK) Limited	England and Wales	Not applicable
CableTel Cardiff Limited	England and Wales	Not applicable
CableTel Central Hertfordshire Limited	England and Wales	Not applicable
CableTel Hertfordshire Limited	England and Wales	Not applicable

CableTel Herts and Beds Limited	England and Wales	Not applicable
CableTel Investments Limited	England and Wales	Not applicable
CableTel Newport	England and Wales	Not applicable
CableTel North Bedfordshire Limited	England and Wales	Not applicable
CableTel Surrey and Hampshire Limited	England and Wales	Not applicable
CableTel Telecom Supplies Limited	England and Wales	Not applicable
CableTel West Glamorgan Limited	England and Wales	Not applicable
CableTel West Riding Limited	England and Wales	Not applicable
Cambridge Cable Services Limited	England and Wales	98-0199438
Cambridge Holding Company Limited	England and Wales	98-0199439
CCL Corporate Communication Services Limited	England and Wales	98-0199441
Central Cable Holdings Limited	England and Wales	Not applicable
Columbia Management Limited	England and Wales	Not applicable
ComTel Cable Services Limited	England and Wales	98-0193313
ComTel Coventry Limited	England and Wales	98-0193311
Continental Shelf 16 Limited	England and Wales	Not applicable
Credit-Track Debt Recovery Limited	England and Wales	98-0199442
Crystal Palace Radio Limited	England and Wales	Not applicable
Diamond Cable Communications Limited	England and Wales	Not applicable
Digital Television Network Limited	England and Wales	Not applicable
Doncaster Cable Communications Limited	England and Wales	98-0197755
DTELS Limited	England and Wales	Not applicable
East Coast Cable Limited	England and Wales	Not applicable
Ed Stone Limited	England and Wales	Not applicable
EMS Investments Limited	England and Wales	Not applicable
Enablis Limited	England and Wales	Not applicable
EuroBell (Holdings) Limited	England and Wales	Not applicable
EuroBell (IDA) Limited	England and Wales	Not applicable
EuroBell (No. 2) Limited	England and Wales	Not applicable
EuroBell (No. 3) Limited	England and Wales	Not applicable
EuroBell (No. 4) Limited	England and Wales	Not applicable
EuroBell (South West) Limited	England and Wales	Not applicable
EuroBell (Sussex) Limited	England and Wales	Not applicable
EuroBell (West Kent) Limited	England and Wales	Not applicable
EuroBell CPE Limited	England and Wales	Not applicable
EuroBell Internet Services Limited	England and Wales	Not applicable
EuroBell Limited	England and Wales	Not applicable
Filegale Limited	England and Wales	Not applicable
Fleximedia Limited	England and Wales	Not applicable
Flextech (1992) Limited	England and Wales	Not applicable
Flextech (Kindernet Investment) Limited	England and Wales	Not applicable
Flextech (Travel Channel) Limited	England and Wales	Not applicable
Flextech Broadband Limited	England and Wales	Not applicable
Flextech Broadcasting Limited	England and Wales	Not applicable
Flextech Business News Limited	England and Wales	Not applicable
Flextech Childrens Channel Limited	England and Wales	Not applicable
Flextech Communications Limited	England and Wales	Not applicable
Flextech Digital Broadcasting Limited	England and Wales	Not applicable
Flextech Distribution Limited	England and Wales	Not applicable
Flextech Family Channel Limited	England and Wales	Not applicable
Flextech IVS Limited	England and Wales	Not applicable
Flextech Limited	England and Wales	Not applicable
Flextech Media Holdings Limited	England and Wales	Not applicable
Flextech Music Publishing Limited	England and Wales	Not applicable
Flextech Video Games Limited	England and Wales	Not applicable
Flextech-Flexinvest Limited	England and Wales	Not applicable
General Cable Group Limited	England and Wales	Not applicable
General Cable Holdings Limited	England and Wales	Not applicable
General Cable Investments Limited	England and Wales	Not applicable
General Cable Limited	England and Wales	Not applicable

Halifax Cable Communications Limited	England and Wales	Not applicable
Heartland Cablevision (UK) Limited	England and Wales	Not applicable
Heartland Cablevision II (UK) Limited	England and Wales	Not applicable
Herts Cable Limited	England and Wales	Not applicable
Interactive Digital Sales Limited	England and Wales	98-0597080
Jewel Holdings	England and Wales	Not applicable
Lanbase European Holdings Limited	England and Wales	Not applicable
Lanbase Limited	England and Wales	Not applicable
Lichfield Cable Communications Limited	England and Wales	98-0193315
M&NW Network II Limited	England and Wales	98-0606718
M&NW Network Limited	England and Wales	98-0606716
Maza Limited	England and Wales	98-0197757
Metro Hertfordshire Limited	England and Wales	Not applicable
Metro South Wales Limited	England and Wales	Not applicable
Middlesex Cable Limited	England and Wales	Not applicable
Northampton Cable Television Limited	England and Wales	Not applicable
NTL (Aylesbury and Chiltern) Limited	England and Wales	Not applicable
NTL (B) Limited	England and Wales	Not applicable
NTL (Broadland) Limited	England and Wales	Not applicable
NTL (City & Westminster) Limited	England and Wales	Not applicable
NTL (County Durham) Limited	England and Wales	Not applicable
NTL (CRUK)	England and Wales	Not applicable
NTL (CWC Holdings)	England and Wales	Not applicable
NTL (CWC) Corporation Limited	England and Wales	Not applicable
NTL (CWC) Limited	England and Wales	Not applicable
NTL (CWC) Management Limited	England and Wales	Not applicable
NTL (CWC) No. 2 Limited	England and Wales	Not applicable
NTL (CWC) No. 3 Limited	England and Wales	Not applicable
NTL (CWC) No. 4 Limited	England and Wales	Not applicable
NTL (CWC) Programming Limited	England and Wales	Not applicable
NTL (CWC) UK	England and Wales	Not applicable
NTL (Ealing) Limited	England and Wales	Not applicable
NTL (Fenland) Limited	England and Wales	Not applicable
NTL (Greenwich and Lewisham) Limited	England and Wales	Not applicable
NTL (Hampshire) Limited	England and Wales	Not applicable
NTL (Harrogate) Limited	England and Wales	Not applicable
NTL (Harrow) Limited	England and Wales	Not applicable
NTL (Kent) Limited	England and Wales	Not applicable
NTL (Lambeth and Southwark) Limited	England and Wales	Not applicable
NTL (Leeds) Limited	England and Wales	98-0223823
NTL (Norwich) Limited	England and Wales	Not applicable
NTL (Peterborough) Limited	England and Wales	Not applicable
NTL (South East) Limited	England and Wales	Not applicable
NTL (South London) Limited	England and Wales	Not applicable
NTL (Southampton and Eastleigh) Limited	England and Wales	Not applicable
NTL (Sunderland) Limited	England and Wales	Not applicable
NTL (Thamesmead) Limited	England and Wales	Not applicable
NTL (V)	England and Wales	98-0494768
NTL (Wandsworth) Limited	England and Wales	Not applicable
NTL (Wearside) Limited	England and Wales	98-0180429
NTL (West London) Limited	England and Wales	Not applicable
NTL (Yorcan) Limited	England and Wales	Not applicable
NTL (York) Limited	England and Wales	Not applicable
NTL Acquisition Company Limited	England and Wales	98-0180421
NTL Bolton Cablevision Holding Company	England and Wales	52-1872194
NTL Business (Ireland) Limited	England and Wales	Not applicable
NTL Business Limited	England and Wales	Not applicable
NTL Cablecomms Bolton	England and Wales	98-0139992
NTL Cablecomms Bromley	England and Wales	98-0123989
NTL Cablecomms Bury and Rochdale	England and Wales	98-0139995

NTL Cablecomms Cheshire	England and Wales	98-0139994
NTL Cablecomms Derby	England and Wales	98-0139996
NTL Cablecomms East Lancashire	England and Wales	98-0139997
NTL Cablecomms Greater Manchester	England and Wales	98-0139998
NTL Cablecomms Group Limited	England and Wales	98-0151138
NTL Cablecomms Holdings No. 1 Limited	England and Wales	98-0140169
NTL Cablecomms Holdings No. 2 Limited	England and Wales	98-0140168
NTL Cablecomms Lancashire No. 1	England and Wales	Not applicable
NTL Cablecomms Lancashire No. 2	England and Wales	Not applicable
NTL Cablecomms Limited	England and Wales	Not applicable
NTL Cablecomms Macclesfield	England and Wales	98-0139999
NTL Cablecomms Manchester Limited	England and Wales	98-0346426
NTL Cablecomms Oldham and Tameside	England and Wales	98-0140000
NTL Cablecomms Solent	England and Wales	98-0123998
NTL Cablecomms Staffordshire	England and Wales	98-0140001
NTL Cablecomms Stockport	England and Wales	98-0140002
NTL Cablecomms Surrey	England and Wales	98-0123999
NTL Cablecomms Sussex	England and Wales	98-0123990
NTL Cablecomms Wessex	England and Wales	98-0123991
NTL Cablecomms West Surrey Limited	England and Wales	98-0346435
NTL Cablecomms Wirral	England and Wales	98-0124001
NTL Cambridge Limited	England and Wales	Not applicable
NTL Chartwell Holdings Limited	England and Wales	Not applicable
NTL Communications Services Limited	England and Wales	Not applicable
NTL Darlington Limited	England and Wales	Not applicable
NTL Derby Cablevision Holding Company	England and Wales	52-1872196
NTL Equipment No. 1 Limited	England and Wales	Not applicable
NTL Equipment No. 2 Limited	England and Wales	Not applicable
NTL Finance Limited	England and Wales	Not applicable
NTL Funding Limited	England and Wales	Not applicable
NTL Glasgow Holdings Limited	England and Wales	Not applicable
NTL Holdings (Broadland) Limited	England and Wales	98-0180422
NTL Holdings (East London) Limited	England and Wales	98-0180423
NTL Holdings (Fenland) Limited	England and Wales	98-0180424
NTL Holdings (Leeds) Limited	England and Wales	98-0180425
NTL Holdings (Norwich) Limited	England and Wales	98-0180426
NTL Holdings (Peterborough) Limited	England and Wales	98-0180427
NTL Internet Limited	England and Wales	Not applicable
NTL Internet Services Limited	England and Wales	98-0232442
NTL Irish Holdings Limited	England and Wales	Not applicable
NTL Kirklees	England and Wales	52-1872166
NTL Kirklees Holdings Limited	England and Wales	Not applicable
NTL Limited	England and Wales	98-0225423
NTL Manchester Cablevision Holding Company	England and Wales	52-1872197
NTL Microclock Services Limited	England and Wales	Not applicable
NTL Midlands Limited	England and Wales	Not applicable
NTL Milton Keynes Limited	England and Wales	Not applicable
NTL National Networks Limited	England and Wales	98-0439626
NTL Networks Limited	England and Wales	Not applicable
NTL Partcheer Company Limited	England and Wales	Not applicable
NTL Rectangle Limited	England and Wales	98-0582025
NTL Sideoffer Limited	England and Wales	Not applicable
NTL Solent Telephone and Cable TV Company Limited	England and Wales	Not applicable
NTL South Central Limited	England and Wales	98-0197758
NTL South Wales Limited	England and Wales	Not applicable
NTL Streetunique Projects Limited	England and Wales	Not applicable
NTL Streetunit Projects Limited	England and Wales	Not applicable
NTL Streetusual Services Limited	England and Wales	Not applicable
NTL Streetvision Services Limited	England and Wales	Not applicable
NTL Streetvital Services Limited	England and Wales	Not applicable

NTL Streetwarm Services Limited	England and Wales	Not applicable
NTL Streetwide Services Limited	England and Wales	Not applicable
NTL Strikeagent Trading Limited	England and Wales	Not applicable
NTL Strikeamount Trading Limited	England and Wales	Not applicable
NTL Strikeapart Trading Limited	England and Wales	Not applicable
NTL Systems Limited	England and Wales	Not applicable
NTL Technical Support Company Limited	England and Wales	Not applicable
NTL Teesside Limited	England and Wales	Not applicable
NTL Telecom Services Limited	England and Wales	Not applicable
NTL UK Telephone and Cable TV Holding Company Limited	England and Wales	Not applicable
NTL Victoria II Limited	England and Wales	98-0558061
NTL Victoria Limited	England and Wales	Not applicable
NTL Westminster Limited	England and Wales	Not applicable
NTL Winston Holdings Limited	England and Wales	Not applicable
NTL Wirral Telephone and Cable TV Company	England and Wales	98-0141469
Oxford Cable Limited	England and Wales	98-0193307
Screenshop Limited	England and Wales	98-0568474
Secure Backup Systems Limited	England and Wales	Not applicable
Sheffield Cable Communications Limited	England and Wales	Not applicable
Southern East Anglia Cable Limited	England and Wales	98-0199443
Southwestern Bell International Holdings Limited	England and Wales	Not applicable
Stafford Communications Limited	England and Wales	98-0193308
Swindon Cable Limited	England and Wales	Not applicable
Tamworth Cable Communications Limited	England and Wales	98-0193319
Telewest Communications (Central Lancashire) Limited	England and Wales	Not applicable
Telewest Communications (Cotswolds) Limited	England and Wales	Not applicable
Telewest Communications (Cotswolds) Venture	England and Wales	Not applicable
Telewest Communications (Liverpool) Limited	England and Wales	Not applicable
Telewest Communications (London South) Joint Venture	England and Wales	Not applicable
Telewest Communications (London South) Limited	England and Wales	Not applicable
Telewest Communications (Midlands and North West) Limited	England and Wales	Not applicable
Telewest Communications (Midlands) Limited	England and Wales	Not applicable
Telewest Communications (Nominees) Limited	England and Wales	Not applicable
Telewest Communications (North East) Limited	England and Wales	Not applicable
Telewest Communications (North East) Partnership	England and Wales	Not applicable
Telewest Communications (North West) Limited	England and Wales	Not applicable
Telewest Communications (Scotland) Venture	England and Wales	Not applicable
Telewest Communications (South East) Limited	England and Wales	Not applicable
Telewest Communications (South East) Partnership	England and Wales	Not applicable
Telewest Communications (South Thames Estuary) Limited	England and Wales	Not applicable
Telewest Communications (South West) Limited	England and Wales	Not applicable
Telewest Communications (St. Helens & Knowsley) Limited	England and Wales	Not applicable
Telewest Communications (Tyneside) Limited	England and Wales	Not applicable
Telewest Communications (Wigan) Limited	England and Wales	Not applicable
Telewest Communications Cable Limited	England and Wales	Not applicable
Telewest Communications Holdco Limited	England and Wales	Not applicable
Telewest Communications Holdings Limited	England and Wales	Not applicable
Telewest Communications Networks Limited	England and Wales	Not applicable
Telewest Limited	England and Wales	Not applicable
Telewest Parliamentary Holdings Limited	England and Wales	Not applicable
Telewest UK Limited	England and Wales	98-0416238
Telso Communications Limited	England and Wales	Not applicable
The Cable Corporation Limited	England and Wales	Not applicable
The Yorkshire Cable Group Limited	England and Wales	Not applicable
Theseus No. 1 Limited	England and Wales	Not applicable
Theseus No. 2 Limited	England and Wales	Not applicable
TVS Pension Fund Trustees Limited	England and Wales	Not applicable
TVS Television Limited	England and Wales	Not applicable
United Artists Investments Limited	England and Wales	Not applicable
Virgin Media Business Limited	England and Wales	Not applicable
Virgin Media Finance PLC	England and Wales	98-0425095

Virgin Media Investment Holdings Limited	England and Wales	Not applicable
Virgin Media Investments Limited	England and Wales	98-0644845
Virgin Media Limited	England and Wales	98-0397314
Virgin Media Payments Ltd	England and Wales	98-0521160
Virgin Media SFA Finance Limited	England and Wales	Not applicable
Virgin Media Secured Finance PLC	England and Wales	Not applicable
Virgin Media Wholesale Limited	England and Wales	Not applicable
Virgin Mobile Group (UK) Limited	England and Wales	98-0521554
Virgin Mobile Holdings (UK) Limited	England and Wales	Not applicable
Virgin Mobile Telecoms Limited	England and Wales	98-0513715
Virgin Net Limited	England and Wales	Not applicable
Vision Networks Services UK Limited	England and Wales	Not applicable
VMIH Sub Limited	England and Wales	Not applicable
VM Sundial Limited	England and Wales	98-00662210
Wakefield Cable Communications Limited	England and Wales	Not applicable
Wessex Cable Limited	England and Wales	98-0193309
Windsor Television Limited	England and Wales	Not applicable
XL Debt Recovery Agency Limited	England and Wales	Not applicable
X-Tant Limited	England and Wales	Not applicable
Yorkshire Cable Communications Limited	England and Wales	Not applicable
Birmingham Cable Finance Limited	Jersey	Not applicable
Future Entertainment S.à r.l.	Luxembourg	98-0620181
CableTel Scotland Limited	Scotland	Not applicable
NTL Glasgow	Scotland	13-3610666
Prospectre Limited	Scotland	Not applicable
Telewest Communications (Cumbernauld) Limited	Scotland	Not applicable
Telewest Communications (Dumbarton) Limited	Scotland	Not applicable
Telewest Communications (Dundee & Perth) Limited	Scotland	Not applicable
Telewest Communications (Falkirk) Limited	Scotland	Not applicable
Telewest Communications (Glenrothes) Limited	Scotland	Not applicable
Telewest Communications (Motherwell) Limited	Scotland	Not applicable
Telewest Communications (Scotland) Limited	Scotland	Not applicable
Telewest Communications (Scotland Holdings) Limited	Scotland	Not applicable

The Primary Standard Industrial Classification Code Number for each additional obligor is 4813.

The address, including zip code, and telephone number, including area code, of the principal executive offices of each additional obligor (other than Future Entertainment S.à r.l.) is 160 Great Portland Street, London, W1W 5QA, England; Tel: +44 (0) 1256 752000.

The address, including zip code, and telephone number, including area code, of the principal executive offices of Future Entertainment S.à r.l. is Media Center Betzdorf, 11 rue Pierre Werner, L-6832 Betzdorf, Luxembourg; Tel: +352 27178 425.

Item 1.   General information.

Furnish the following information as to the Trustee:

(a)     Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417 and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

The New York Clearing House Association L.L.C.	New York, N.Y. 10005

(b)     Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Items 3-15.        Not Applicable.

Item 16.    List of Exhibits.

Exhibits identified in parentheses below are on file with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the Organization Certificate of The Bank of New York Mellon (formerly The Bank of New York (formerly Irving Trust Company)) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152856).

4.                                      A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162228.)

6.                                      The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152856.)

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in London, England, on the 15th day of June, 2010.

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Noora Pahkala
Name: Noora Pahkala
Title: Senior Associate

9

Exhibit 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March, 31, 2010, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar amounts in thousands
Cash and balances due from depository institutions
Noninterest-bearing balances and currency and coin	2,640,000
Interest-bearing balances	59,828,000
Securities
Held-to-maturity securities	4,111,000
Available-for-sale securities	48,709,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	308,000
Securities purchased under agreements to resell	538,000
Loans and lease financing receivables
Loans and leases held for sale	26,000
Loans and leases, net of unearned income	22,881,000
Allowance for loan and lease losses	508,000
Loans and leases, net of unearned income and allowance	22,373,000
Trading assets	4,433,000
Premises and fixed assets (including capitalized leases)	1,044,000
Other real estate owned	5,000
Investments in unconsolidated subsidiaries and associated companies	916,000
Direct and indirect investments in real estate ventures	0
Intangible assets
Goodwill	4,934,000
Other intangible assets	1,428,000
Other assets	10,771,000
Total assets	162,064,000
Deposits
In domestic offices	55,305,000
Noninterest-bearing	27,276,000
Interest-bearing	28,029,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	74,195,000
Noninterest-bearing	2,725,000
Interest-bearing	71,470,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	3,001,000

10

Dollar amounts in thousands
Securities sold under agreements to repurchase	10,000
Trading liabilities	5,509,000
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	1,551,000
Subordinated notes and debentures	3,490,000
Other liabilities	4,486,000
Total liabilities	147,547,000
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,536,000
Not available
Retained earnings	5,807,000
Accumulated other comprehensive income	(1,327,000)
Other equity capital components	0
Not available
Total bank equity capital	14,151,000
Noncontrolling (minority) interests in consolidated subsidiaries	366,000
Total equity capital	14,517,000
Total liabilities and equity capital	162,064,000

11